UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2015

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                     Submission of Matters to a Vote of Security Holders.

Sonus Networks, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 11, 2015 to consider and vote upon the matters listed below.  The proposals are described in detail in the Company’s definitive Proxy Statement, which was filed with the United States Securities and Exchange Commission on April 29, 2015 (the “Proxy Statement”).  The final voting results from the Annual Meeting are set forth below.

(1)                                 The stockholders elected each of the eleven nominees to the Board of Directors of the Company to hold office until the 2016 annual meeting of stockholders by a plurality of votes cast:

Director	For	Withhold Authority	Broker Non-Votes

James K. Brewington	29,773,436	840,823	15,022,127

Matthew W. Bross	29,762,048	852,211	15,022,127

John P. Cunningham	29,760,181	854,078	15,022,127

Raymond P. Dolan	29,753,642	860,617	15,022,127

Beatriz V. Infante	29,394,126	1,220,133	15,022,127

Howard E. Janzen	29,770,925	843,334	15,022,127

Richard J. Lynch	29,762,216	852,043	15,022,127

Pamela D.A. Reeve	29,404,986	1,209,273	15,022,127

John A. Schofield	29,402,866	1,211,393	15,022,127

Scott E. Schubert	29,776,188	838,071	15,022,127

H. Brian Thompson	28,433,879	2,180,380	15,022,127

(2)                                 By the following vote, the stockholders approved amendments to the Company’s 2007 Stock Incentive Plan, as amended:

For	24,031,132

Against	6,316,503

Abstain	266,624

Broker Non-Votes	15,022,127

(3)                                 By the following vote, the stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	44,341,866

Against	847,449

Abstain	447,071

(4)                                 By the following vote, the stockholders approved an advisory vote concerning the compensation paid to the Company’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement:

For	25,983,831

Against	4,357,067

Abstain	273,361

Broker Non-Votes	15,022,127

The Compensation Committee of the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider Senior Vice President, Chief Administrative Officer, General Counsel and Secretary